UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 31, 2018

QCR Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3551 Seventh Street, Moline, Illinois 61265
(Address of Principal Executive Offices) (Zip Code)

(309) 743-7745
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2018, Ron Nagel transitioned from his position as Chief Executive Officer of Community State Bank, a wholly owned bank subsidiary of QCR Holdings, Inc., to an advisory role serving Community State Bank and clients on a part-time basis beginning in 2019.  Kurt Gibson assumed the role of Chief Executive Officer in addition to his role as President of Community State Bank.  A copy of the press release issued on August 31, 2018 announcing the transition is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

            99.1     Press release dated August 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: August 31, 2018	By:	/s/ Douglas M. Hultquist
Douglas M. Hultquist
President and Chief Executive Officer